SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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☐Preliminary Proxy Statement
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☐Definitive Proxy Statement
☒Definitive Additional Materials
☐Soliciting Material under §240.14a-12
SeaSpine Holdings Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)
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THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING
OUR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2021.
On May 7, 2021, SeaSpine Holdings Corporation (the "Company") issued a press release announcing that its annual meeting of stockholders, to be held on Wednesday, June 2, 2021 at 7:00 a.m. Pacific Time, has been changed to a virtual meeting format only.
The following Notice of Change to Virtual Meeting Format supplements the Company's Notice of 2021 Annual Meeting of Stockholders and Proxy Statement (the "Proxy Statement") filed with the Securities and Exchange Commission (the "SEC") on April 21, 2021 and subsequently mailed or made available to the Company's stockholders in connection with the solicitation of proxies by the Company's board of directors for use at the annual meeting. The Notice of Change to Virtual Meeting Format should be read in conjunction with the Proxy Statement.
The proxy card previously filed with the Proxy Statement will not be updated to reflect the change in format of the annual meeting and may continue to be used to vote at the annual meeting. New proxy cards will not be mailed or otherwise be sent to stockholders in connection with the meeting.
These supplemental proxy materials are being filed with the SEC on May 7, 2021.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 2, 2021
To our stockholders:
In response to the continued public health concerns regarding in-person gatherings as a result of the ongoing COVID-19 pandemic and to continue to support the health and well-being of its stockholders, directors, and employees, NOTICE IS HEREBY GIVEN that the format of the 2021 annual meeting of stockholders of SeaSpine Holdings Corporation (the "Company") has been changed to a meeting conducted in a virtual-only format, solely by means of remote communication, instead of an in-person meeting. The annual meeting will continue be held on Wednesday, June 2, 2021 at 7:00 a.m. Pacific Time. However, it will no longer be held at the Company’s principal executive offices located at 5770 Armada Drive, Carlsbad, California 92008, but instead will be held virtually, with attendance only via the internet. Stockholders will not be able to attend the annual meeting in person.
As described in the previously-distributed proxy materials for the annual meeting, you are entitled to vote at the annual meeting if you held shares of the Company’s common stock as of the close of business on April 5, 2021, the record date for the annual meeting. The items of business to be presented at the annual meeting are the same as set forth in the Company's Notice of 2021 Annual Meeting of Stockholders and Proxy Statement dated April 21, 2021 previously mailed or made available to stockholders entitled to notice of and to vote at the annual meeting. The proxy card, voting instruction form or notice of internet availability included with your previously-distributed proxy materials will not be updated to reflect the change in format of the meeting.
Attending the Annual Meeting. In order to attend the annual meeting, you must register in advance at www.proxydocs.com/SPNE. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the annual meeting and to vote and submit questions during the annual meeting.
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or notice of internet availability that was previously provided to you. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
The live audio webcast of the annual meeting will start at 7:00 a.m. Pacific Time on June 2, 2021. Online access to the webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device's system. We encourage you to access the meeting in advance of the designated start time.
Voting Prior to or During the Annual Meeting. You may vote prior to the annual meeting via the original proxy card or pursuant to the instructions for submitting your proxy via the internet or telephone that were included in the previously-distributed proxy materials.
To vote during the annual meeting, you must register for and attend the meeting. See “Attending the Annual Meeting,” above, for information on registering for and attending the meeting. If you hold your shares through a broker, bank or other nominee (that is, in street name), you may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.
Submitting Questions at the Annual Meeting. Stockholders entitled to vote at the annual meeting may submit questions at www.proxydocs.com/SPNE. After the business portion of the annual meeting concludes, the Company expects to answer appropriate questions submitted during the meeting that are pertinent to the Company and the items being brought before the stockholders for a vote at the annual meeting, as time permits. The Company reserves the right to exclude questions that are not pertinent to annual meeting matters and substantially similar questions will be answered only once.
Stockholder List. The list of stockholders of record entitled to vote at the annual meeting will be available during the ten days preceding the annual meeting at the Company’s corporate headquarters located at 5770 Armada Drive, Carlsbad, California 92008. In addition, the list of stockholders of record will be available for viewing by stockholders during the annual meeting.
Technical Assistance. Technicians will be available to assist you with any technical difficulties you may have accessing the annual meeting. If you encounter any difficulties accessing the annual meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.
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On behalf of the Company’s board of directors, management and employees, thank you for your continued support.

By Order of the Board of Directors,
Carlsbad, California
May 7, 2021	/s/Keith C. Valentine
Keith C. Valentine
Your vote is important. Please vote your shares whether or not you plan to attend the meeting.	President, Chief Executive Officer and Director